EXHIBIT 32.1

CFO CERTIFICATION
PURSUANT TO U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Harvest Energy Trust (the "Company") on Form 40-F for the fiscal year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Zahary, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2006

/s/ John Zahary
Name:	John Zahary
Title:	President and Chief Executive Officer
of Harvest Operations Corp. on
behalf of Harvest Energy Trust